AEPP


PROLANTA™
ARG
PRLR 1
PRLR 2

Breakthrough technology for women's cancers...

Corporate Presentation

October 2017

Safe Harbor

Certain of the statements and the projections set forth in this presentation constitute "forward-looking statements." Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such forward-looking statements involve risks and uncertainties, including but not limited to the factors set forth in the Risk Factors section of this presentation and to the particular risks inherent in any development stage company that has developed new products for which it has not yet demonstrated market acceptance or generated any historical sales.

Prospective investors are cautioned that there also can be no assurance that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by us or any other person that our objectives and plans will be achieved in any specified timeframe, if at all. Except to the extent required by applicable laws or rules, we do not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements.

An Oncolix Investment

- A new drug (Prolanta) with a novel mechanism of action (autophagy)
- In human trials for treatment of ovarian cancer – drug shows evidence of efficacy and few side effects
- Nobel Prize winner for Medicine awarded to Dr. Yoshinori Ohsumi for his pioneering work with autophagy
- Relationship with MD Anderson Cancer Center (rated #1 in cancer in the world
- Company went public August 2017 (AEPP); in process of changing ticker symbol
- Preparing to uplist from Pink Sheets to OTC-QB (with Nasdaq goal)
- Will soon be strengthening board with world class members
- Substantial news flow in coming months

Emerging Clinical-Stage Biotech Company

Clinical Stage Asset	• Prolanta™: prolactin receptor antagonist • Prolactin plays role in all gynecological cancers • Dual mechanism of action • Phase 1 ovarian cancer trial underway • Orphan Drug status for ovarian cancer • Robust IP: 8 issued U.S. and foreign patents
Upcoming Milestones	• Phase 1 monotherapy ovarian cancer trial - data expected in 2018 • Phase 1/2a combination trial – initiation in 2018
Emerging Company	• Advancing Prolanta™ into other cancer indications • Completed reverse merger and raised $4M in debt financing • Publicly-traded under AEPP (will change in 30 days) • Building internal infrastructure: BOD additions, expand clinical and regulatory team, expanding pipeline
Leadership	Experienced management team

Prolanta™: First in Class Prolactin Antagonist

Recombinant protein analog of human prolactin that inhibits prolactin-induced oncogenic signaling

Single amino acid mutation which prevents the activation of the prolactin receptor

- Arginine replaces glycine at sequence 129
- Binds one receptor but not the second, preventing dimerization and resulting in disruption of relevant signaling pathways

Subcutaneous injection packaged as lyophilized protein


PROLANTA
ARG
PRLR 1
PRLR 2

***Phase 1 clinical trial** for ovarian cancer underway*

Prolactin Plays Significant Role in Women's Cancers

- **Over-expressed Prolactin receptor** found in many cancers

Ovarian:	80%
Breast:	90%
Endometrial:	80%

- **Elevated prolactin levels** are found in women's cancers and contributes to pathogenesis of gynecologic malignances
- **Involved in cell proliferation signaling** (JAK/STAT5, Ras/Raf/MAPK and other pathways) angiogenesis
- **Implicated in chemotherapy resistance** (Glutathione-S-transferase (GST) downregulation)

$1 Billion Annual Opportunity: U.S. Ovarian Cancer Market

Assumption:
$40,000 per patient

US Incidence 22,240 Per Year*		
	Sensitive to Chemo >6 mos. 25%	5,505 Patients $220 Million
	Resistant to Chemo < 6 mos. 25%	5,506 Patients $220 Million
	Refractory or cannot tolerate Chemo 27%	5,929 Patients $237 Million
	Diagnosed early or unstaged 23%	5,060 Patients $0

US Prevalence 188,000*	Recurrent—From prior years	10,000 Patients $400 Million

22,440
Incidence 2017e, US

188,117
Prevalence, US

318,000
Prevalence, EU

77%
Diagnosed late stage

28%
5-year survival late stage

*Source: National Cancer Institute, 2017

Data Demonstrate Potential Efficacy in Ovarian Cancer

Reduces size and number of tumors

Prolanta monotherapy



Tumor Weight
Tumor Wt (g)
Ctl
100ug/day
200ug/day
400ug/day
Tumor Nodules
Nodules

Orthotopic ovarian cancer models, SKOV3 shown

Synergistic with taxanes

Prolanta with taxanes

Lowest dose (100ug/day)

SKOV3 **IG10**



Tumor weight (g)
Nodules
CTL
G129R
DCT
G129R+DCT

Source: MD Anderson Cancer Center

Prolanta shows evidence of synergistic effect in breast cancer models



Cummulative Tumor Volume (mm^3)
500
400
300
200
100
0
control
Herceptin
G129R
G129R + Herceptin
8
12
15
19
22
26
29
33
36
Days post inoculation

Each value is a mean ± SD of 6-8 mice/group

** $P < 0.01$ and * $P < 0.05$ versus control
† $P < 0.05$ versus Herceptin alone

Prolanta alone

Prolanta + Herceptin

Prolanta (G129R) was effective as a monotherapy in a breast cancer model, and was synergistic with Herceptin.

Oncolix

Clinical Development Plan for Ovarian Cancer

Phase I
Safety/Efficacy

First 3 Patients Completed

Monotherapy in 12 to 18 Platinum Resistant Subjects

99-day trial

→

Phase I
Safety/Efficacy

Prolanta with Chemo
(Platinum/Taxane)

20 Recurrent Patients

28-day trial

File for Accelerated Approval (Fast Track Breakthrough)

Phase IIa
Safety/Efficacy

Prolanta with Chemo Combination vs **Chemo alone** in Recurrent Patients

40 Patients (Combo)
40 Patients (Chemo Alone)

9-month trial

→

Phase IIb/III Pivotal Trial (USA)

Prolanta with Chemo vs **Chemo alone** in Recurrent Patients

160 Patients (Combo)
80 Patients (Chemo Alone)

9 to 12 month trial

Opportunities in Other Women's Cancers

Product	Indication	Research	Mfg Optimization	Pre-clinical	Phase I	Phase IIa	Phase IIb
Prolanta™	Ovarian Cancer					N/A	N/A
Prolanta	Ovarian/ Combo Therapy					2018	2019
Prolanta	Uterine Cancer					2018	2020
Prolanta	Cervical Cancer	To be developed with Asian partner					
Prolanta	Breast Cancer	To be pursued with a pharmaceutical partner or post-approval of ovarian cancer indication					

Capital Requirements

- Expanded sponsored research at MD Anderson for uterine cancer
- Sponsored research at UC-SF for breast cancer

$29.9* million capital raise to fund ovarian cancer through Phase 2b/3 trial

Capital Requirements Through Phase 2b

2018	2019	2020
$ 5.2 M	$8.9M	$15.8M

***Assumes no acquisitions**

Experienced Management Team



Michael Redman, CEO, BOD
- Formerly CEO of Bone Medical, CEO and founder of Opexa Pharmaceuticals; VP, Corporate Development, Aronex Pharmaceuticals; VP, Business Development, Repros Therapeutics
- Extensive Licensing and acquisition experience; Phase I through III clinical trial management
- Author of successful grant /award applications



Donald Payne, Senior Vice President
- Formerly CFO of Sensus Drug and LifeCell Corporation; founding CEO of Nanospectra Biosciences
- Extensive finance, technical writing, clinical trial and audit experience
- Author of successful grant/award applications; co-inventor of two patents



Jerry Youkey, MD, Chairman of BOD
- Dean, U of SC Medical School
- VP, Greenville Hospital System



Dale Zajicek, BOD
- Former president, BioVectra
- Expert in manufacturing

*** Three new board members to be added in 2017**

Compelling Opportunity

Investment Highlights

- ✓ **Clinical stage oncology asset**, Prolanta™, is a first-in-class prolactin antagonist currently in Phase 1 for ovarian cancer
- ✓ **FDA designated Prolanta™** as an Orphan Drug in ovarian cancer
- ✓ **Serves an unmet clinical** need as patients treated with standard of care chemotherapy eventually relapse and no viable alternative
- ✓ **Large market opportunity** with a $1B US ovarian cancer market
- ✓ **Prolactin plays a role in cancer** in women, making Prolanta™ a valuable drug candidate to advance in other cancer indications

Upcoming Milestones

- ✓ Merged with AEPP on August 3, 2017 to become a public company
  - OTCQB: AEPP
  - $2M new capital raise
- ❑ Name change from AEPP to Oncolix and new stock exchanger symbol
- ❑ New board members
- ❑ Form Clinical/Scientific Advisory Board
- ❑ Acquire new pipeline assets
- ❑ Prolanta monotherapy Phase 1 ovarian cancer interim data and trial completion
- ❑ Obtain Asian licensing and development collaboration for Prolanta
- ❑ Initiate Prolanta Phase 2 in ovarian cancer
- ❑ Progress Prolanta into the clinic for uterine and cervical cancer
- ❑ Raise capital in 2018 to fund Phase 2 ovarian trials and new technology


Thank You
Oncolix